UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 3, 2011

Date of Report (Date of earliest event reported)

NATURAL BLUE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-128060	13-3134389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

36 Commerce Way, Florr 2, Woburn, Massachusetts  01801

(Address of principal executive office, including zip code)

(781) 933-4333

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 3, 2011 Erik Perry was removed as Chief Executive Officer and President by the  Board of Directors.  Mr. Perry was also removed as an officer on all subsidiaries of the Company. The Board of Directors elected Phil Braeuning as Chairman and Chief Executive Officer of the Company and all of its subsidiaries, and elected Joe Montalto as President of the Company and all its subsidiaries. Messrs. Braeuning and Montalto are already members of the Board of Directors. Following the Board Meeting and on June 3, 2011, Mr. Perry resigned as a member of the Board. Mr. Perry was provided the opportunity to furnish a written statement for this Form 8-K and declined to do so.

On June 6, 2011, Jehu Hand resigned as Chief Financial Officer and Secretary. Mr. Hand declined to provide a written statement for this 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

NATURAL BLUE RESOURCES, INC.

Dated: June 6, 2011

By:   /s/ Phil Braeuning

    Phil Braeuning, Chief Executive Officer